Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4806%



        Excess Protection Level
          3 Month Average 5.36%
          September, 1998 4.43%
          August, 1998  6.37%
          July, 1998 5.26%


        Cash Yield17.36%


        Investor Charge Offs 5.18%


        Base Rate 7.74%


        Over 35 Day Delinquency 5.04%


        Seller's Interest13.10%


        Total Payment Rate13.10%


        Total Principal Balance$39,849,511,082.92


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,219,716,564.43